OTHER RECEIVABLES AND PREPAYMENTS	12 Months Ended
Dec. 31, 2019
OTHER RECEIVABLES AND PREPAYMENTS
OTHER RECEIVABLES AND PREPAYMENTS

18.        OTHER RECEIVABLES AND PREPAYMENTS

	As of December 31,
	2019	2018
	RMB’000	RMB’000
Prepayments for advertising and legal fee	2,036	4,673
	2,036	4,673

All of the other receivables and prepayments are expected to be recovered or recognized as expense within one year. The net carrying value of these balances is considered a reasonable approximation of fair value.